SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.    )

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AKERNA CORP.
(Name of Registrant as Specified in Its Charter)

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AKERNA CORP.
1601 Arapahoe St.
Denver, Colorado 80202

To the Stockholders of Akerna Corp.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Akerna Corp. (the “Company”), to be held at the Company’s headquarters at 1601 Arapahoe St., Denver, Colorado 80202, on November 11, 2019, at 9:00 a.m., Mountain Time, to consider and vote upon the following proposals:

1.      To elect two Class I directors to serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020;

3.      To conduct a non-binding advisory vote on our 2019 executive compensation (“Say-on-Pay”);

4.      To conduct a non-binding advisory vote on the frequency of future Say-on-Pay votes; and

5.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF OUR 2019 EXECUTIVE COMPENSATION AS PRESENTED IN THIS PROXY STATEMENT AND “THREE YEARS” ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES.

The Board has fixed the close of business on September 20, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer and Director

September 30, 2019

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting. If you received this Proxy Statement in the mail, a return envelope is enclosed for your convenience.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet.

AKERNA CORP.
1601 Arapahoe St.
Denver, Colorado 80202

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 11, 2019

To the Stockholders of Akerna Corp.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Akerna Corp. (the “Company”), to be held at the Company’s headquarters at 1601 Arapahoe St., Denver, Colorado 80202, on November 11, 2019, at 9:00 a.m., Mountain Time, to consider and vote upon the following proposals:

1.       To elect two Class I directors to serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2.       To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020;

3.       To conduct a non-binding advisory vote on our 2019 executive compensation (“Say-on-Pay”);

4.       To conduct a non-binding advisory vote on the frequency of future Say-on-Pay votes; and

5.       Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF OUR 2019 EXECUTIVE COMPENSATION AS PRESENTED IN THIS PROXY STATEMENT AND “THREE YEARS” ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES.

Holders of record of our common stock, par value $0.0001 per share (the “Common Stock”), at the close of business on September 20, 2019 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect directors. The affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of the Company’s independent registered public accounting firm. The affirmative vote of the majority of the votes cast at the Annual Meeting by the holders of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the advisory vote on our 2019 executive compensation. The frequency (every three years, two years, one year) that receives the highest number of votes cast will be deemed to be the frequency of future advisory votes on executive compensation recommended by the Company’s stockholders.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Ruth Ann Kraemer
Ruth Ann Kraemer
Chief Financial Officer and Secretary

September 30, 2019

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR CLASS I DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF OUR 2019 EXECUTIVE COMPENSATION AND “THREE YEARS” ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on November 11, 2019: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended June 30, 2019, is available at: https://www.cstproxy.com/akerna/2019

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AKERNA CORP.
1601 Arapahoe St.
Denver, Colorado 80202

_______________________

PROXY STATEMENT

_______________________

2019 ANNUAL MEETING OF STOCKHOLDERS
to be held on November 11, 2019, at 9:00 a.m., Mountain Time at the
Company’s Headquarters at 1601 Arapahoe St., Denver, Colorado 80202

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2019 Annual Meeting of Stockholders to be held on November 11, 2019, at 9:00 a.m., Mountain Time, at the Company’s headquarters at 1601 Arapahoe St., Denver, Colorado 80202, and at any postponement(s) or adjournment(s) thereof. These materials are first being sent or given to stockholders on or about September 30, 2019. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

In this Proxy Statement, we refer to Akerna Corp. as the “Company,” “we,” “us” or “our.”

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended June 30, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2019 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed or electronic set of the proxy materials. Stockholders may request to receive proxy materials in printed form or electronically by email, by telephone, mail or by logging on to https://www.cstproxy.com/akerna/2019. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•        View the Company’s proxy materials for the Annual Meeting on the Internet; and

•        Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

1.      To elect two Class I directors to serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020;

3.      To conduct a non-binding advisory vote on our 2019 executive compensation (“Say-on-Pay”);

4.      To conduct a non-binding advisory vote on the frequency of future Say-on-Pay votes; and

5.      To transact any other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

How does the Board of Directors recommend that I vote?

Election of Directors

Our Board unanimously recommends that stockholders vote “FOR” each of the nominees for Class I director.

Ratification of Marcum LLP

Our Board unanimously recommends that the stockholders vote “FOR” the ratification of appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

Say-on-Pay

Our Board unanimously recommends that stockholders vote “FOR” the approval of our 2019 executive compensation as presented in this Proxy Statement.

Future Say-on-Pay Votes

Our Board unanimously recommends that the stockholders vote “Three Years” on the frequency of future advisory votes on executive compensation.

Who can vote at the 2019 Annual Meeting of Stockholders?

Stockholders who owned shares of our Common Stock on September 20, 2019 (the “Record Date”) may attend and vote at the Annual Meeting.

How many votes am I entitled to per share?

Each share of Common Stock entitles the holder thereof to one vote. There were 10,958,656 shares of Common Stock outstanding on the Record Date. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Other Information — Principal Stockholders” on page 24 of this Proxy Statement.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Internet Availability Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Internet Availability Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form.” If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

If I am a stockholder of record of the Company’s Common Stock, how do I vote?

There are three ways to vote:

•        In person.    If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided with the Internet Availability Notice.

•        By Mail.    If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

Even if you plan to attend the Annual Meeting, it is strongly recommended you vote by proxy via the Internet or complete and return your proxy card before the Annual Meeting date just in case your plans change.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•        In person.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By Mail.    If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What is the proxy card?

The proxy card enables you to appoint Jessica Billingsley, our Chief Executive Officer and Chairman of the Board, and Ruth Ann Kraemer, our Chief Financial Officer and Secretary, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to their best judgment.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Internet Availability Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Internet Availability Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Internet Availability Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

AKERNA CORP.
1601 Arapahoe St.
Denver, Colorado 80202
Attention: Secretary

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•        By mail:    You may obtain a paper copy of the proxy materials by writing to us at Akerna Corp., 1601 Arapahoe St., Denver Colorado 80202, Attn: Secretary.

•        By telephone.    You may obtain a paper copy of the proxy materials by calling (888) 932-6537.

•        Via the Internet:    You may obtain a paper copy of the proxy materials by logging on to
https://www.cstproxy.com/akerna/2019

•        By Email:    You may obtain a paper copy of the proxy materials by email at proxy@continentalstock.com.

Please make your request for a paper copy as instructed above on or before October 28, 2019 to facilitate timely delivery.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the vote on each proposal at the Annual Meeting. You may vote again on a later date via the Internet (in which case only your latest Internet proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary, at the Company’s headquarters at 1601 Arapahoe St., Denver, Colorado 80202, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is the holders of a majority of the issued and outstanding shares of Common Stock as of the Record Date and entitled to vote at the Annual Meeting, be present in person or represented by proxy. “Broker non-votes,” which are described below, and abstentions are counted for the purpose of determining the presence of a quorum.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others who hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters.

The election of directors is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election.

The ratification of auditors is “routine” and as such a matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. Therefore, broker non-votes will have an effect on the outcome of this proposal.

The proposal for our 2019 executive compensation is a “non-routine” matter on which brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions. Therefore, abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome on executive compensation.

The proposal for the frequency of future stockholder advisory votes on executive compensation is “non-routine” matter on which brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions. Therefore, abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the frequency of future votes on executive compensation.

How many votes are required to approve each of the proposals?

Election of Directors

The two persons receiving the highest number of affirmative votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting will be elected. The election of directors is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election.

Ratification of Marcum LLP

The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2020 requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will have no effect on the outcome of the proposal to ratify the appointment of Marcum LLP. In tabulating the voting results for the ratification of auditors, broker non-votes are considered votes cast and therefore will have an effect on the outcome of such proposal.

Say-on-Pay

The non-binding approval of the advisory vote on our 2019 executive compensation requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to approve the advisory vote on executive compensation. Therefore, abstentions and broker non-votes will have no effect on the outcome of such proposal.

Future Say-on-Pay Votes

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal will be deemed the frequency selected by Stockholders. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to approve the advisory vote on the frequency. Therefore, abstentions and broker non-votes will have no effect on the outcome of such proposal.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the Class I director nominees, “FOR” the ratification of appointment of the Company’s independent auditor, “FOR” the approval of the compensation of our named executive officers as presented in this Proxy Statement and for “THREE YEARS” on the frequency of future Say-on-Pay votes.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Secretary, Ruth Ann Kraemer, at (888) 932-6537 or by sending a letter to Ruth Ann Kraemer at the Company’s headquarters at Akerna Corp., 1601 Arapahoe St., Denver, Colorado 80202 with any questions about the proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this Proxy Statement to you, as a stockholder of Akerna Corp., as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on November 11, 2019, or any adjournment(s) or postponement(s) thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the Company’s headquarters at 1601 Arapahoe St., Denver, Colorado 80202, on November 11, 2019, at 9:00 a.m., Mountain Time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this Proxy Statement:

1.      To elect two Class I directors to serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020;

3.      To conduct a non-binding advisory vote on our 2019 executive compensation (“Say-on-Pay”);

4.      To conduct a non-binding advisory vote on the frequency of future Say-on-Pay votes; and

5.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on September 20, 2019, as the Record Date for the determination of holders of our outstanding Common Stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 10,958,656 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 10,958,656 votes may be cast at the Annual Meeting.

The holders of a majority of the issued and outstanding shares of Common Stock as of the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum.

Required Vote

The two persons receiving the highest number of affirmative votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting will be elected to the Board. The election of directors is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election.

The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2020 requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. Therefore, broker non-votes will have an effect on the outcome of this proposal.

The approval on an advisory basis of our 2019 compensation to our named executive officers requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. This proposal is a “non-routine” matter on which brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions. Therefore, abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome on executive compensation.

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting will be deemed the frequency selected by Stockholders. This proposal is a “non-routine” matter on which brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions. Therefore, abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the frequency of future votes on executive compensation.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having an individual who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.” If you wish to vote by proxy, you must do one of the following:

•        Use the Internet to vote by going to the Internet address listed on your proxy card or Internet Availability Notice;

•        Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote; or

•        Complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you do one of the above, you will designate our Chief Executive Officer and Chief Financial Officer to act as your proxy at the Annual Meeting. The Chief Executive Officer or Chief Financial Officer will then vote your shares at the Annual Meeting in accordance with the instructions you have given them via the Internet or on the proxy card with respect to the election of directors, the ratification of auditors, the advisory vote on executive compensation, and the advisory vote on future Say-on-Pay votes. The proxy will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at the Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have voted via the Internet or signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with your proxy’s best judgment.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or the other proposals to be submitted at the Annual Meeting or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Class I Director, “FOR” the ratification of the appointment of Marcum LLP, “FOR” the approval of our 2019 executive compensation and for “THREE YEARS” on the frequency of future Say-on-Pay votes.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Ruth Ann Kraemer, Secretary of the Company, at (888) 932-6537.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction form from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Akerna Corp., 1601 Arapahoe St., Denver, Colorado 80202) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Common Stock, their proxy holders and guests may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with photo identification at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned Common Stock as of the Record Date as acceptable proof of ownership.

Solicitation of Proxies and Expenses

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of the Delaware General Corporation Law (the “DGCL”), our Amended and Restated Certificate of Incorporation nor our Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the election of directors, the ratification of the Company’s independent registered public accounting firm, the non-binding advisory vote on the Company’s executive compensation, and the non-binding advisory vote on the frequency of future Say-on-Pay votes. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the proposals discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or at any adjournment(s) or postponement(s) of the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, shares of our Common Stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment.

Principal Offices

The principal executive offices of our Company are located at Akerna Corp., 1601 Arapahoe St., Denver, Colorado 80202. The Company’s telephone number at such address is (888) 932-6537.

Other Information

On October 10, 2018 (as amended on April 17, 2019), we entered into a definitive merger agreement (the “Merger Agreement”) with MTech Acquisition Corp. (“MTech”), MJ Freeway, LLC (“MJF”), MTech Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Akerna (“Purchaser Merger Sub”), MTech Company Merger Sub LLC, a Colorado limited liability company and a wholly-owned subsidiary of Akerna (“Company Merger Sub”), MTech Sponsor LLC (“MTech Sponsor”), a Florida limited liability company, in the capacity as the representative for the equity holders of the Company (other than the Sellers) thereunder, and MJF and Jessica Billingsley (as successor to Harold Handelsman), in the capacity as the representative for the Sellers thereunder. The Merger Agreement provided for two mergers: (i) the merger of Purchaser Merger Sub with and into MTech, with MTech continuing as the surviving entity (the “Purchaser Merger”); and (ii) the merger of Company Merger Sub with and into MJF, with MJF continuing as the surviving entity (the “Company Merger” and together with the Purchaser Merger, the “Business Combination”).

On June 17, 2019, MTech held a Special Meeting at which the MTech stockholders considered and approved, among other matters, the Merger Agreement. Following the approval of MTech’s stockholders, June 17, 2019, the parties consummated the Business Combination.

Upon closing of the Business Combination, the Common Stock and warrants to purchase Common Stock began trading on The Nasdaq Stock Market under the symbols “KERN” and “KERNW,” respectively. In addition, we changed our name from MTech Acquisition Holdings Inc. to Akerna Corp. and MJF became our wholly-owned subsidiary.

As used in this Proxy Statement, unless the context otherwise requires, references to the “Company,” “Akerna,” “we,” “us” and “our” refer to Akerna Corp. References to “MTech” refer to MTech Acquisition Corp. and references to “MTech Holdings” refer to MTech Acquisition Holdings Inc., respectively, prior to the Business Combination.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Name	Age	Position
Jessica Billingsley	42	Chairman of the Board and Chief Executive Officer(3)
Scott Sozio	39	Director(3)
Matthew R. Kane	39	Director(1)
Tahira Rehmatullah	37	Director(1)
Mark Iwanowski	64	Director(3)
Ashesh Shah	49	Director(2)
Ruth Ann Kraemer	65	Chief Financial Officer and Secretary
Nina Simosko	51	Chief Revenue Officer
Ray Thompson	49	Chief Operating Officer of MJF

____________

(1)      Class I director.

(2)      Class II director.

(3)      Class III director.

Jessica Billingsley has served as Chief Executive Officer and director since the consummation of our Business Combination on June 17, 2019, and Chairman of the Board since July 2019. Ms. Billingsley co-founded MJF, our wholly-owned subsidiary, in 2010 and served as President of MJF from 2010 to April 2018 and Chief Executive Officer since May 2018. An early investor in one of Colorado’s first legal medical cannabis businesses, Ms. Billingsley created the category of cannabis seed-to-sale technology after seeing the need first-hand. Prior to MJF, Ms. Billingsley was the founder and chief executive officer of Zoco, a technology services firm with clients across the United States. Ms. Billingsley has 20 years of technology and systems experience with rapidly scaling businesses, and founded her first business at the age of 22. Ms. Billingsley has served on the board of the National Cannabis Industry Association since 2012. Ms. Billingsley was named one of Fortune’s 10 most promising women entrepreneurs in 2015, and named one of Inc. Magazine’s 100 Female Founders in 2018. Ms. Billingsley holds a dual degree from the University of Georgia in Computer Science and Communications. Ms. Billingsley was selected to serve on our Board based on her extensive experience with technology and systems companies, broad experience in the telecommunications industry, and her background as an entrepreneur.

Scott Sozio has served as a director since October 2018, prior to the Business Combination. From October 2018 until the consummation of the Business Combination on June 17, 2019, Mr. Sozio served as President and Secretary of the Company. From September 2017 and until the Business Combination in June 2019, Mr. Sozio served as the chief executive officer and a director of MTech Acquisition Corp. Since July 2019, Mr. Sozio has served as Head of Corporate Development., Mr. Sozio is the co-founder of Hypur Ventures and since June 2016, served as its managing director, where he sources, structures, negotiates and executes portfolio investments. Since April 2015, Mr. Sozio served as a director of Hypur Inc., a financial technology firm focused on banking compliance. Since September 2016, Mr. Sozio served as a director of Simplifya Holdings, LLC, a cannabis compliance technology business, both portfolio companies of Hypur Ventures. Since February 2013, Mr. Sozio has served as a partner in Van Dyke Holdings, where he is responsible for its private investment portfolio, and he led its initial deal in the cannabis industry in 2014. Prior to joining Van Dyke Holdings, Mr. Sozio was a vice president of Bay Harbour Management L.C., a distressed-debt focused hedge fund. He joined Bay Harbour in 2004 after working in the Financial Restructuring Advisory Group at CIBC World Markets. Mr. Sozio is the former Chairman of Island One, Inc., a timeshare company based in Florida (from 2011 to 2012), and acquired by Diamond Resorts as part of Diamond’s initial public offering, and a former director of Great Destinations, Inc., a timeshare sales business based in California (from 2013 to 2016), and acquired by Interval International in 2016. Mr. Sozio holds a B.A. in Architecture from Columbia University. Mr. Sozio was selected to serve on our Board based on his extensive experience in finance and investment management and his broad experience with working with cannabis companies.

Matthew R. Kane has served as a director since the consummation of our Business Combination on June 17, 2019. Since December 2015, Mr. Kane served as a director or MJF. In 2002, Mr. Kane co-founded and, since then has served as co-chief executive officer of Green Shades Software, Inc., a human resources and tax reporting software company. Additionally, Mr. Kane has served as chief executive officer of Welltality, a health care technology start-up, since 2014. He received his bachelor’s degree in Computer Information Systems from Jacksonville University in 2001 and his MBA from the Warrington College of Business at the University of Florida in 2006. He previously served for 11 years on the board of Jacksonville University from 2007 to May 2018. Mr. Kane was selected to serve on our Board based on his extensive experience in in the software technology applications industry.

Tahira Rehmatullah has served as director since consummation of our Business Combination on June 17, 2019. Since October 2018, prior to the Business Combination and until consummation of the Business Combination in June 2019, Ms. Rehmatullah serves as Vice President and Treasurer. From September 2017 to June 2019, Ms. Rehmatullah was the chief financial officer of MTech Acquisitions Inc. Since 2016, Ms. Rehmatullah has also been a managing director of Hypur Ventures, where she is responsible for portfolio company management as well as investment sourcing and execution. Since June 2017, Ms. Rehmatullah has served as a director of Dope Media, a cannabis media company and portfolio company of Hypur Ventures. Prior to joining Hypur Ventures, from 2014 to 2016 Ms. Rehmatullah served as the general manager of Marley Natural, a cannabis brand based on the life and legacy of Bob Marley, where she was responsible for the brand launch as well as managing its day-to-day operations. From 2014 to 2016, Ms. Rehmatullah served as an investment manager at Privateer Holdings, a private equity firm with investments in the legal cannabis industry. Prior to her activities in the cannabis industry, from 2011 to 2012, Ms. Rehmatullah was a portfolio manager at City First Enterprises, or CFE, where she was responsible for underwriting, structuring and managing deals for their community development and investment portfolio. From 2007 to 2011, Ms. Rehmatullah was an associate at Perry Capital where she led research initiatives for the asset-backed securities team. Her career began in Ernst & Young’s Financial Services Advisory practice in 2005. Ms. Rehmatullah holds an M.B.A. from the Yale School of Management and was a Yale Entrepreneurial Institute Venture Creation Advisor. She holds a B.S. in Finance and minor in Life Sciences from The Ohio State University where she graduated Magna Cum Laude and was a Presidential Scholar. Ms. Rehmatullah was selected to serve on our Board based on her extensive experience in finance and investment management and her broad experience with working with cannabis companies

Mark D. Iwanowski has served as director since the consummation of the Business Combination on June 17, 2019. Since May 2019, Mr. Iwanowski has served as a director of MJF. Mr. Iwanowski is the founder of Global Visions-Silicon Valley, Inc., a global consulting group focused on venture, mergers and acquisitions, and turnarounds, and has served as its president and chief executive officer since August 2011. Mr. Iwanowski advises and invests in a variety of early stage companies and is an experienced veteran in the international technology sector. Recent projects including overseeing the selection, mentoring and seed funding of approximately 20 start-up companies in the Republic of Georgia. Mr. Iwanowski also serves on the Virgin Galactic advisory board, which recently made it first successful commercial flight into space. Mr. Iwanowski was a managing director with Trident Capital from April 2005 to November 2011. During this time, Mr. Iwanowski also served as chairman of Neohapsis (KSR INC) a cyber-security firm that was then acquired by Cisco from 2006 to 2010. From 2002 to 2005, Mr. Iwanowski was senior vice president - Global IT and chief information officer for Oracle Corporation (NYSE: ORCL). Prior to Oracle, Mr. Iwanowski co-managed an outsourcing business at Science Applications International Corp (NASDAQ: SAIC) and served as its chief operating officer - Telecom and IT Outsourcing Business Unit from 1997 to 2002. Mr. Iwanowski served as a principal at Quantum Magnetics, an airport explosive detection system company, as a general manager and vice president from 1995 to 1997. Mr. Iwanowski also held executive positions with Raytheon (NASDAQ:RTN) as the vice president of Business Development from 1993 to 1995, and was a principal at Applied Remote Technology, an underwater robotics company that was acquired by Raytheon (NASDAQ:RTN), serving as its executive vice president - business development from 1991 to 1993. Mr. Iwanowski played professional football from 1978 to 1980 with the New York Jets, Oakland Raiders and Kansas City Chiefs. Mr. Iwanowski received an MBA from National University in 1989, an MS in Engineering from California Institute of Technology in 1979, and a BS in Engineering from the University of Pennsylvania in 1977. Mr. Iwanowski was selected to serve on our Board based on his extensive experience in business operation and public companies.

Ashesh (Alex) C. Shah has served as a director since September 26, 2019. Mr. Shah is the founder and chief executive officer of solo*sciences, a leading anti-counterfeiting and supply chain validation company since December 2017, and has served as a technology advisor to the Company since June 2019. Mr. Shah founded The London Fund in 2002 and continues to serve on its investment committee. In June 2018, Mr. Shah was appointed Special Advisor to the CEO of Eaze Technologies, Inc., a position which he continues to serve. Mr. Shah is also currently on the board of directors of RevolutionWear, Inc. and EdCast. From 2013 to 2017, Mr. Shah was Head of Corporate Development and CFO of Good&Co, Inc. Mr. Shah founded payment technology company PLEJ, Inc. in 2002, co-founded Black Duck Software in 2003, and co-founded Prospero Technologies (Delphi Internet) in 1997. Mr. Shah’s has 28 years of experience building, integrating, and leading technology-focused companies from concept to an initial public offering and has led successful exits across a range of sectors including: loyalty; category management; data analytics;

high-performance computing; payment processing; human resources technology; consumer packaged goods; artificial intelligence and fashion. Mr. Shah holds a Bachelor’s degree in Political Economy from Williams College. Mr. Shah was selected to serve on our Board based on his broad experience with respect to building, integrating, and leading technology-focused companies from concept to an initial public offering.

Ruth Ann Kraemer has served as Chief Financial Officer since the consummation of our Business Combination on June 17, 2019 and was appointed our Secretary on September 26, 2019. Ms. Kraemer has served as chief financial officer of MJF since October 2018. From November 2012 to October 2018, Ms. Kraemer worked as the chief financial officer of Tempo Financial Holdings, Inc., Tempo Financial US Corporation, and Unidos Financial Services, Inc., subsidiary corporations of Catalina Acquisitions, LLC, each a highly regulated money services business. During this time, Ms. Kraemer managed and was responsible for the finance, accounting and tax strategies for these companies. From October 2010 through November 2012, Ms. Kraemer worked for Linc Energy Operations, Inc., a producer of oil and natural gas products, as the divisional chief financial officer of its clean energy operations division. From 2006 through 2010, Ms. Kraemer held the position of chief financial officer for Allegro Multimedia, Inc., a software development company involved in the video gaming industry. From 2001 through 2006, Ms. Kraemer worked as the chief of operations/compliance for Providence Investment Management, LLC and Agilis Capital Management, LLC, two mortgage based hedge funds. From 2000 to 2001, Ms. Kraemer held the position of vice president of financial operations for Convergent Communications, a public telecommunications corporation. From 1998 through 2000, Ms. Kraemer acted as the director of decision support for JD Edwards Software Development, a public software development company eventually purchased by PeopleSoft. From 1994 through 1998, Ms. Kraemer led the accounting, finance, budgetary, and strategic forecasting functions of the Telecom Division of American Management Systems, a public business consulting and information technology firm, as its chief financial officer. From 1983 through 1994, Ms. Kraemer served in varying controller and senior accounting roles for Deloitte and Touche, Okland Oil Company, Trison Properties, and Qualmed Plans for Health which later merged into Foundation Health Corporation. Ms. Kraemer was certified as a CPA in 1985. In 2016, Ms. Kraemer obtained the CAMS, Certified Anti-Money Laundering Specialist, designation. Ms. Kraemer holds a BS Accounting and Finance degree from Oklahoma State University.

Nina Simosko has served as Chief Revenue Officer since September 23, 2019. From Feb 2015 through 2018, Ms. Simosko served as president, chief executive officer, and chief product officer of NTT Innovation Institute Inc. (NTT i3), a Silicon Valley-based innovation center for NTT Group, one of the world’s largest information and communications technology companies. From Feb 2013 through July 2015, Ms. Simosko was responsible at Nike, Inc. for leading the creation and execution of the Nike technology strategy, planning and operations world-wide. Additionally, from February 2013 through February 2015, Ms. Simosko served on the advisory board of Appcelerator. From August 2012 through August 2014, Ms. Simosko served on the advisory board of Taulia, Inc. and from October 2012 through October 2014 served on the advisory board of K2Partnering Solutions. From June 2004 through May 2012, Ms. Simosko was the senior vice president of the Global Premier Customer Network of the SAP America, Inc. (“SAP”). At SAP, she led both the PCN Center of Excellence and SAP’s Global Executive Advisory Board. During her tenure, she was a part of SAP’s Global Ecosystem & Partner Group which was charged with continuing to build and enable an open ecosystem of software, service and technology partners together with SAP’s communities of innovation. Additionally, she served as the global chief operating officer for the worldwide Customer Education organization, responsible for driving more than half a billion euros in global education software and services revenue, as well as the senior vice president of the SAP’s Education Sales. From July 2008 through June 2011, Ms. Simosko served as a director of Reading Partners. From May 2000 through June 2004, Ms. Simosko served as the executive director of Siebel University and Worldwide Maintenance Renewal Sales, where she was responsible for $100M in annual revenues. From April 1998 through April 2000, Ms. Simosko served as the senior sales and marketing director of Oracle Corporation’s, Oracle Education (Americas Division), where she managed a P&L for a $13M annual budget. Ms. Simosko currently serves on the advisory board of: since January 2018, Silicon Valley in Your Pocket; since January 2015, AppOrchid; since September 2014, Reflection; since May, DeepSense.ai; and since June, 2019 Scanta, Inc. Ms. Simosko holds a Bachelor of Arts degree from Montclair State University where she graduated cum laude.

Ray Thompson has served as Chief Operating Officer of MJF since November 2018. From November 2016 to January 2018, Mr. Thompson worked as the head of customer and sales Operations for Gloo, a people development SaaS company. During that time, Mr. Thompson reported to the executive team to develop and execute on market strategies, product offerings, financial projections, and talent management. From October 2008 to October 2016, Mr. Thompson served as corporate senior vice president, managing across all aspects of the business providing enterprise SaaS solutions to federal and state governments and international humanitarian organizations. From 1996 to 2008, Mr. Thompson has served in various executive sales and marketing roles across multiple technologies companies.

Board Qualifications

Our Board has not formally established any specific, minimum qualifications that must be met by each of its officers or directors or specific qualities or skills that are necessary for one or more of its officers or members of the board of directors to possess. However, we expect to generally evaluate the following qualities: educational background, diversity of professional experience, including whether the person is a current or was a former chief executive officer or chief financial officer of a public company or the head of a division of a prominent organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

Our officers and board of directors will be composed of a diverse group of leaders in their respective fields. Many of these officers or directors have senior leadership experience at various companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Many of our officers and directors also have experience serving on boards of directors and/or board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, these officers and directors also have other experience that makes them valuable, such as managing and investing assets or facilitating the consummation of business investments and combinations.

We, along with our officers and directors, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our officers and board members described above, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of shareholder value appreciation through organic and acquisition growth.

Number and Terms of Office of Officers and Directors

Our board of directors are divided into three classes: Class I; Class II; and Class III. The directors in Class I have a term expiring at this Annual Meeting, the directors in Class II have a term expiring at the 2020 annual meeting of stockholders, and the directors in Class III have a term expiring at the 2021 annual meeting of stockholders. The Class I directors are Matthew R. Kane and Tahira Rehmatullah, the Class II director is Ashesh Shah, and the Class III directors are Jessica Billingsley, Scott Sozio, and Mark Iwanowski.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Amended and Restated Bylaws as it deems appropriate.

Corporate Governance

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Nominating Committee and Compensation Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to Company and its management.

As a result, the Board has affirmatively determined that each of Matthew R. Kane, Tahira Rehmatullah, Mark Iwanowski, and Ashesh Shah are independent in accordance with the Nadsaq listing rules. The Board has also affirmatively determined that all members of our Audit Committee, Nominating Committee and Compensation Committee are independent directors.

Meetings of the Board and Committees

Following the consummation of the Business Combination in June 2019, the Board met on one occasion during the fiscal year ended June 30, 2019, and had no unanimous written consents. Except for Emery Johnathon Huang, each of the members of the Board in fiscal 2019 attended 100% of the meetings held by the Board during the time such directors served as a member of the Board. On July 1, 2019, Mr. Huang resigned as a director of the Company for personal reasons and it was not as a result of any disagreements with the Company.

There are three committees of the Board: the Audit Committee; the Nominating Committee; and the Compensation Committee.

Akerna, formerly known as MTech Acquisition Holdings, Inc., was incorporated under the laws of Delaware on October 3, 2018 and has not previously held any annual meeting of stockholders.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee, which is available on the Company’s website at www.akerna.com and a hard copy of which may be obtained, free of charge, from the Company by writing to the Company’s Secretary at Akerna Corp., 1601 Arapahoe St., Denver, Colorado 80202 or calling (888) 932-6537.

Subsequent to the Business Combination in June 2019, the Audit Committee consisted of Matthew R. Kane, Scott Sozio, and Emery Johnathon Huang. On July 1, 2019, Emery Johnathon Huang resigned as a director of the Company for personal reasons and it was not as a result of any disagreements with the Company, and in July 2019, Scott Sozio became head of corporate development and as such, was no longer deemed independent within the meaning of the Nasdaq Listing Rules. Since July 2019, the Audit Committee consists of Messrs. Kane and Iwanowski and Ms. Rehmatullah, each of whom is independent within the meaning of the Nasdaq Listing Rules. In addition, each Audit Committee member satisfies the Audit Committee independence standards under the Exchange Act. Our Board has determined that Mr. Iwanowski qualifies as an Audit Committee financial expert, as defined by SEC rules, based on education, experience and background. Mr. Kane serves as chairperson of the Audit Committee.

The Audit Committee’s duties, include, but are not limited to: (i) reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual reports; (ii) discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements; (iii) discussing with management major risk assessment and risk management policies; (iv) monitoring the independence of the independent auditor; (v) verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law; (vi) reviewing and approving all related-party transactions; (vii) inquiring and discussing with management our compliance with applicable laws and regulations; (viii) pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed; (ix) appointing or replacing the independent auditor; (x) determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (xi) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and (xii) approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Following the consummation of the Business Combination in June 2019, the Audit Committee did not meet during the fiscal year ended June 30, 2019, and had no unanimous written consents.

Nominating Committee

Our Board adopted a written charter for the Nominating Committee, which is available on the Company’s website at www.akerna.com and a hard copy of which may be obtained, free of charge, from the Company by writing to the Company’s Secretary at Akerna Corp., 1601 Arapahoe St., Denver, Colorado 80202 or calling (888) 932-6537.

Subsequent to the Business Combination in June 2019, the Nominating Committee consisted of Scott Sozio, Tahira Rehmatullah, and Emery Johnathon Huang. On July 1, 219, Emery Johnathon Huang resigned as a director of the Company for personal reasons and it was not as a result of any disagreements with the Company, and in July 2019, Scott Sozio became head of corporate development and as such, was no longer deemed independent within the meaning of the Nasdaq Listing Rules. As of July 10, 2019, the Nominating Committee consisted of Tahira Rehmatullah and Douglas Rothschild. On September 20, 2019, Douglas Rothschild resigned as a director of the Company to pursue other ventures and it was not as a result of any disagreements with the Company. Since such date, the Nominating Committee consists solely of Ms. Rehmatullah and she serves as chairperson of the Nominating Committee. Specific responsibilities of the Nominating Committee include: (i) identifying, evaluating and selecting, or recommending that board of directors approve, nominees for election to board of directors; (ii) evaluating, on an annual basis, the performance of board of directors and of individual directors; (iii) establishing subcommittees for the purpose of evaluating special or unique matters; (iv) evaluating the adequacy of corporate governance practices and reporting; (v) reviewing management succession plans; and (vi) developing and making recommendations to board of directors regarding corporate governance guidelines and matters.

Following the consummation of the Business Combination in June 2019, the Nominating Committee did not meet during the fiscal year ended June 30, 2019, and had no unanimous written consents.

Each of the nominees up for election at the Annual Meeting was recommended to the Board by the Nominating Committee.

Compensation Committee

The Compensation Committee has adopted a written charter, which is available on the Company’s website at www.akerna.com. A hard copy may be obtained, free of charge, from the Company by writing to the Company’s Secretary at Akerna Corp., 1601 Arapahoe St., Denver, Colorado 80202 or calling (888) 932-6537.

Following the Business Combination in June 2019, the Compensation Committee consisted of Tahira Rehmatullah, Matthew R. Kane, and Douglas Rothschild. On September 20, 2019, Douglas Rothschild resigned as a director of the Company to pursue other ventures and it was not as a result of any disagreements with the Company. Since such time, the Compensation Committee consists of Ms. Rehmatullah and Mr. Kane. Ms. Rehmatullah serves as chairperson of the Compensation Committee.

The Compensation Committee has the overall responsibility for determining and approving the compensation of the Company’s Chief Executive Officer and reviewing and approving the annual base salaries and annual incentive opportunities of the Company’s executive officers. The Company may utilize the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations are to be conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions. The Compensation Committee did not engage any advisory firm as a compensation consultant in fiscal 2019.

Following the consummation of the Business Combination in June 2019, the Compensation Committee did not meet during the fiscal year ended June 30, 2019, and had no unanimous written consents.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has ever been an officer or employee of Akerna. None of Akerna’s executive officers serve, or have served during the last fiscal year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of Akerna’s directors or on the Compensation Committee.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

/s/ Matthew R. Kane

/s/ Mark Iwanowski

/s/ Tahira Rehmatullah

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of six directors. The Board has not appointed a lead independent director. Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company. In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, the Board has determined that a lead independent director is not necessary at this time. To the extent the composition of the Board changes and/or grows in the future, the Board may re-evaluate the need for a lead independent director.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Nominating Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. Any stockholder recommendations for consideration by the Nominating Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating Committee may reasonably request. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Akerna Corp.

1601 Arapahoe St.

Denver, CO 80202

Attention: Secretary

In addition, our Amended and Restated Bylaws permit stockholders to nominate directors for consideration at an annual meeting of stockholders. Stockholders wishing to nominate a candidate for director at the annual meeting of stockholders must give written notice to Akerna Corp. 1601 Arapahoe St., Denver, CO 80202, Attention: Secretary, either by personal delivery or by United States mail, postage prepaid. The stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Corporation made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. To be timely for a special meeting of the stockholders called for the purpose of electing directors, a stockholder’s written notice to the Secretary of the Corporation must be delivered to or mailed and received at the principal executive offices of the Corporation not later than thirty (30) days after the prior meeting of stockholders and no later than one hundred and eighty (180) days before the first anniversary date of the immediately preceding year’s annual meeting of stockholders. To be in proper form, a stockholder’s notice to the Secretary shall be in writing and shall set forth (i) the name and record address of such stockholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such stockholder; (iii) a description of all direct and indirect compensation and other material monetary agreements, arrangements or understandings during the past three years, and any other material relationships, between such stockholder and each proposed nominee, including, without limitation, all information that would be required to be disclosed pursuant to the Regulations of the Securities and Exchange Commission if such stockholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (iv) any derivative positions held or beneficially held, directly or indirectly, by such stockholder; (v) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder with respect to any share of stock of the Corporation; (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (vii) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings of the proposing stockholder required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named or referred to as a nominee and to serve as a director if elected. The Corporation may require any proposed nominee to furnish such other information (which may include attending meetings to discuss the furnished information) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nominating Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the Nominating Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The Nominating Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

The qualifications of each of the Company’s directors are set forth in their respective biographies on pages 11 through 13 of this Proxy Statement.

Code of Ethics

We adopted a Code of Ethics, applicable to all employees, and a Code of Ethics for the Principal Executive Officer and Senior Financial Officer, each of which is available on our website (www.akerna.com) and will be provided in print without charge to any stockholder who submits a request in writing to Akerna Corp., 1601 Arapahoe St., Denver, CO 80202, Attention: Secretary. Any amendment to or waivers from the Code of Ethics with respect to the Company’s Chief Executive Officer or Chief Financial Officer will be posted on the Company’s website. The Code of Ethics provides that any waiver thereof may be made only by the Board.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to: Akerna Corp., 1601 Arapahoe St., Denver, CO 80202, Attention: Secretary. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Nominating Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Executive Compensation

Summary Compensation Table

Akerna, formerly known as MTech Acquisition Holdings, Inc., was incorporated under the laws of Delaware on October 3, 2018 and thus does not have any compensation information for 2018.

Prior to the Business Combination, none of MTech Holdings’ executive officers or directors received any cash (or non-cash) compensation for services rendered to the Company.

The following table sets forth all information concerning the compensation earned, for the fiscal years ended June 30, 2019 for services rendered to us by persons who served as our Named Executive Officers at the end of 2019. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended June 30, 2019.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	All Other Compensation ($)	Total ($)
Jessica Billingsley(1)	2019	8,904	(1)	309,659	(2)	—	—(2)	318,563
Chief Executive Officer
Scott Sozio(3)	2019	—		—		—	—	—
Former President and Secretary
Ruth Ann Kraemer(4)	2019	7,123	(4)	—		—	—	7,123
Chief Financial Officer and Secretary

____________

(1)      Ms. Billingsley became Chief Executive Officer of the Company on June 17, 2019. Ms. Billingsley will be paid an annual salary of $250,000, pursuant to an employment agreement with the Company, and was paid $8,904, as a pro rata portion of her salary for year ended June 30, 2019. Upon the consummation of the Merger Agreement and the Company’s achievement of certain target performance milestones, Akerna paid Ms. Billingsley a bonus of $309,659 as single lump sum.

(2)      Within ten days consummation of the Merger Agreement, Akerna paid Ms. Billingsley a single lump sum of $95,000. Additionally, as a result of reaching a certain target (as described below), Ms. Billingsley’s received a bonus of $214,659.

(3)      Mr. Sozio resigned as president and secretary effective as of June 17, 2019. Mr. Sozio received no compensation as president and secretary of MTech Holdings

(4)      Ms. Kraemer became Chief Financial Officer of the Company on June 17, 2019 and our Secretary on September 26, 2019, and was paid $7,123, as a pro rata portion of her salary for year ended June 30, 2019. Ms. Kraemer has not entered into an employment agreement with the Company.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Jessica Billingsley

In connection with the consummation of the Business Combination, Ms. Billingsley and the Company entered into an employment agreement, dated June 17, 2019 (the “Billingsley Employment Agreement”). Under the terms of the Billingsley Employment Agreement, Ms. Billingsley serves at the Chief Executive Officer of the Company at will, and must devote substantially all of her working time, skill and attention to her position and to the business and interests of the Company (except for customary exclusions).

The Company pays Ms. Billingsley an annual base salary in the amount of $250,000. The base salary is subject to (i) review at least annually by board of directors of the Company for increase, but not decrease, and (ii) automatic increase by an amount equal to $50,000 from its then current level on the date upon which the Company’s aggregate, gross consolidated trailing twelve month (TTM) revenue equals the product of (x) two multiplied by (y) the Company’s aggregate, gross consolidated trailing twelve month (TTM) revenue as of the Closing. Within ten days of the consummation of the Merger Agreement, Akerna paid Ms. Billingsley a single lump sum of $95,000.

Ms. Billingsley will be eligible for an annual bonus (the “Annual Bonus”) with respect to each fiscal year ending during her employment. Her target annual cash bonus shall be in the amount of one hundred percent (100%) of her base salary (the “Target Bonus”) with the opportunity to earn greater than the Target Bonus upon achievement of above target performance. The amount of the Annual Bonus shall be determined by the board of directors of the Company on the basis of fulfillment of the objective performance criteria established in its reasonable discretion. The performance criteria for any particular fiscal year shall be set no later than ninety (90) days after the commencement of the relevant fiscal year. For the 2019 fiscal year, the Annual Bonus was determined based upon the following four (4) budget components, each of which scales linearly between achieving 75% to 100%, and greater than 100% with respect to the Platform Recurring Revenue (as defined in Billingsley Employment

Agreement) and Government Recurring Revenue (as defined in Billingsley Employment Agreement) budget components respectively, of the applicable fiscal year’s budget for each such component (with 50% of the Target Bonus payable upon achievement of 75% of budget, 100% of the Target Bonus payable upon achievement of budget (and, with respect to the Platform Recurring Revenue and Government Recurring Revenue budget components, with 200% of each weighted portion of the Target Bonus payable upon achievement of 125% of the corresponding component of budget, with linear interpolation between points)). During fiscal year ended June 30, 2019, due to achieving a target Ms. Billingsley received a bonus of $214,659.

Ms. Billingsley is entitled to participate in annual equity awards and employee benefits. She is indemnified by the Company to for any and all expenses (including advancement and payment of attorneys’ fees) and losses arising out of or relating to any of her actual or alleged acts, omissions, negligence or active or passive wrongdoing, including, the advancement of expenses she incurs. The foregoing indemnification is in addition to the indemnification provided to her by the Company pursuant to her Indemnification Agreement.

The Billingsley Employment Agreement also contains noncompetition and non-solicitation provisions that apply through her employment and for a term of one (1) year thereafter, and which are in addition to the noncompetition and non-solicitation provisions prescribed under a certain Non-Competition Agreement between Ms. Billingsley and the Company.

Ruth Ann Kraemer

On September 10, 2018, Ms. Kraemer received an offer letter from MJF. Ms. Kraemer serves as the Chief Financial Officer of the Company at will. The Company pays Ms. Kraemer an annual base salary of $200,000. At the Board’s discretion, Ms. Kraemer may be eligible for a bonus. As additional compensation for her employment with MJF, Ms. Kraemer received 100,000 profit interest units of MJF, which were exchanged for 26,716 shares of Common Stock upon the consummation of the Business Combination. Ms. Kraemer is entitled to participate in annual equity awards and employee benefits.

The Company entered into an Employee Covenant Agreement with Ms. Kraemer, which obligates Ms. Kraemer from disclosing any confidential information, including without limitation, trade secrets. The agreement also prohibits Ms. Kraemer during the term of her employment and for a period of two years after her employment from soliciting any customer, client, employee, supplier or vendor of the Company, and rendering any services or giving advice to any competitor or affiliate of a competitor. The agreement also requires Ms. Kraemer to return all Company property and disclose all work product to the Company.

Ray Thompson

On October 19, 2018, Mr. Thompson received an offer letter MJF. Mr. Thompson serves as the chief operating officer of MJF at will. MJF pays Mr. Thompson an annual base salary of $200,000. At the Board’s discretion, Mr. Thompson may be eligible for a bonus. As additional compensation for his employment with MJF, Mr. Thompson received 100,000 profit interest units of MJF, which were exchanged for 26,716 shares of Common Stock upon the consummation of the Business Combination. Mr. Thompson is entitled to participate in annual equity awards and employee benefits.

The Company entered into an Employee Covenant Agreement with Mr. Thompson, which obligates Mr. Thompson from disclosing any confidential information, including without limitation, trade secrets. The agreement also prohibits Mr. Thompson during the term of his employment and for a period of two years after is employment from soliciting any customer, client, employee, supplier or vendor of the Company, and rendering any services or giving advice to any competitor or affiliate of a competitor. The agreement also requires Mr. Thompson to return all Company property and disclose all work product to the Company.

Nina Simosko

On September 23, 2019, Ms. Simosko entered into a letter agreement with the Company. Ms. Simosko serves as the Chief Revenue Officer of the Company at will. The Company pays Ms. Simosko an annual base salary of $200,000. At the Board’s discretion, Ms. Simosko may be eligible for a bonus. Ms. Simosko will receive an approximate grant of $1,000,000 of restricted stock units, which will vest as to 25% on the first anniversary of the grant date, as to the next 25% on the second anniversary of the grant date, as to the next 25% on the third anniversary of the grant date and as to the remaining 25% on the fourth anniversary of the grant date. Upon a change of control transaction, Ms. Simosko’s unvested restricted stock units or any other equity interests that she may be granted, will immediately vest. If Ms. Simosko’s employment is terminated by the Company without cause or by her with good reason, she is entitled to her base salary through the date of termination and the immediate vesting of 33% of the restricted stock units that are unvested on the date of termination. Ms. Simosko is entitled to reimbursement of reasonable expense incurred with her relocation to Denver, Colorado, in amount not to exceed $5,000. Ms. Simosko is entitled to participate in employee benefits.

The Company entered into an Employee Covenant Agreement with Ms. Simosko, which obligates Ms. Simosko from disclosing any confidential information, including without limitation, trade secrets. The agreement also prohibits Ms. Simosko during the term of her employment and for a period of two years after her employment from soliciting any customer, client, employee, supplier or vendor of the Company, and rendering any services or giving advice to any competitor or affiliate of a competitor. The agreement also requires Ms. Simosko to return all Company property and disclose all work product to the Company.

Outstanding Equity Awards at Fiscal Year-End

The Company did not have any outstanding equity awards at June 30, 2019.

2019 Long Term Incentive Plan

In January 2019, the Board adopted the 2019 Long Term Incentive Plan (the “Incentive Plan”), subject to the approval of the Company’s stockholders. At a special meeting of MTech stockholders on June 17, 2019, the Incentive Plan was approved by the majority of stockholders pending the consummation of the Business Combination. The Incentive Plan is comprised of 1,040,038 shares of our Common Stock to be available in the form of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, performance awards and other customary equity incentives.

The purpose of the Incentive Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business. The Incentive Plan is administered by the Compensation Committee of our Board or by the full Board, which may determine, among other things, (a) the persons who are to receive awards, (b) the type or types of awards to be granted to such persons, (c) the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with the awards, (d) the terms and conditions of any awards, (e) whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares of Common Stock, other securities, other awards or other property, or cancelled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, cancelled, forfeited, or suspended, (f) whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other awards or other property and other amounts payable with respect to an award, and (g) make any other determination and take any other action that the compensation committee deems necessary or desirable for the administration of the Incentive Plan.

The Incentive Plan provides that in the event of a change of control event, (i) all of the then outstanding options and stock appreciation rights granted pursuant to the Incentive Plan will immediately vest and become immediately exercisable as of a time prior to the change in control and (ii) any performance goal restrictions related to an award will be deemed achieved at 100% of target levels and all other conditions met as of a time prior to the change in control. In the event of the sale of all of the Company’s assets or a change of control event, then the Compensation Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Incentive Plan; (ii) require a holder of outstanding options to relinquish such award to the Company upon the tender by the Company to holder of cash, stock or other property, or any combination thereof pursuant to the terms of the Incentive Plan and (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the holder all or the applicable portion of the award based upon the Compensation Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Compensation Committee.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Incentive Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a holder under any agreement theretofore entered into hereunder, without the holder’s consent, except as set forth in this Incentive Plan or the agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Incentive Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Ethics Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Option Exercises and Stock Vested

There were no options exercised by the executive officers during the years ended June 30, 2019 or 2018.

Pension Benefits

None of our employees participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. Our Compensation Committee may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our company’s best interest.

Non-qualified Deferred Compensation

None of our employees participate in or have account balances in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. Our Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or other non-qualified compensation benefits in the future if it determines that doing so is in our company’s best interest.

Director Compensation

Narrative Disclosure to Director Compensation Table

Cash Compensation

Each non-employee member of the Board receives annual cash compensation of $15,000.

Stock Compensation

During the year ended June 30, 2019, no stock compensation was granted to the non-employee members of the Board. However, the Compensation Committee has agreed that each non-employee member of the Board will annually receive $15,000 of restricted stock units pursuant to the Incentive Plan, which will vest quarterly.

Compensation Policies and Practices and Risk Management

The Compensation Committee has reviewed the design and operation of the Company’s compensation policies and practices for all employees, including executives, as they relate to risk management practices and risk-taking incentives. The Compensation Committee believes that the Company’s compensation policies and practices do not encourage unnecessary or excessive risk taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during the year ended June 30, 2019 were filed in a timely manner.

OTHER INFORMATION

Principal Stockholders

The following table sets forth information concerning beneficial ownership of our capital stock outstanding as of the date of this Proxy Statement, by: (i) each stockholder known to be the beneficial owner of more than five percent of any class of our voting stock then outstanding; (ii) each of our directors and nominees to serve as director; (iii) each of our Named Executive Officers; and (iv) our current directors and executive officers as a group.

As of September 27, 2019, there were 10,958,656 shares of our Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote.

The information regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the SEC. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of shares		Percentage(2)
DIRECTORS AND OFFICERS
Jessica Billingsley(3)	1,335,802		12.2%
Scott Sozio(4)	1,824,880	(6)	16.7%
Tahira Rehmatullah	—		—
Matthew Kane(5)	261,340		2.4%
Mark Iwanowski	2,000		*
Ashesh Shah(6)	10,882		*
Ruth Ann Kraemer(7)	26,716		*
Ray Thompson(8)	26,716		*
Nina Simosko(9)	—		—
All directors and officers as a group (nine persons)	3,488,336		31.8%

5% STOCKHOLDERS
MTech Sponsor LLC(4)	1,824,880		16.7%
Game Boy Partners, LLC(4)	1,824,880		16.7%
SS FL, LLC(4)	1,824,880		16.7%
Steven Van Dyke(4)	1,824,880		16.7%
Amy A. Poinsett Revocable Living Trust(10)	1,335,802		12.2%
Jessica Billingsley Living Trust(3)	1,335,802		12.2%
M&J Special Investments LLC(11)	992,646		9.1%
SV MJF Investors LP(12)	659,617		6.0%
Batu Capital Investments MJT LLC(13)	616,750		5.6%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the persons and entities listed above is 1601 Arapahoe St., Denver, Colorado, 80202.

(2)      The percentage is based on 10,958,656 shares of common stock issued and outstanding as of September 27, 2019.

(3)      Represents 1,335,802 shares held by Jessica Billingsley Living Trust. Ms. Billingsley, the trustee of the Jessica Billingsley Living Trust, has sole and dispositive power over the shares held by the Jessica Billingsley Living Trust. Of the 1,335,802 shares issued to Ms. Billingsley in the Mergers, half of them are subject to the terms of a lock-up agreement and 133,580 are being held in escrow and are subject to forfeiture until 90 days after September 23, 2019, to satisfy claims arising as a result of MJF’s breach of any of its representations and warranties or covenants in the Merger Agreement.

(4)      Based solely on the Schedule 13D/A filed jointly by MTech Sponsor LLC, SS FL LLC, Steven Van Dyke, and Game Boy Partners, LLC, and Drew Effron on June 28, 2019. Represents shares held by MTech Sponsor LLC (the “Sponsor”). Messrs. Van Dyke is managing member of SS FL, LLC and Scott Sozio is a member of SS FL, LLC, which is one of the managing members of the Sponsor. Accordingly, they may be deemed to have or share beneficial ownership of such shares. The managing member of the Sponsor’s other managing member, Game Boy Partners, LLC is Drew Effron, and he may be deemed to have or share beneficial ownership of such shares. Other individuals who are members of Game Boy Partners, LLC are Craig Effron (brother of Drew Effron), Curtis Schenker and Douglas Rothschild. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Of the 1,824,880 shares issued to Sponsor in the Business Combination, half of them are subject to the terms of a lock-up agreement and 182,488 are being held in escrow and are subject to forfeiture until 90 days September 23, 2019, to satisfy claims arising as a result of MJF’s breach of any of its representations and warranties or covenants in the Merger Agreement.

(5)      Represents 261,340 shares held by Seam Capital, LLC. Mr. Kane is a manager of Seam Capital, LLC, and as such, Mr. Kane has sole and dispositive power of the shares held by Seam Capital, LLC. Of the 261,340 shares issued to the reporting persons in the Business Combination, half of them are subject to the terms of a lock-up agreement and 26,134 are being held in escrow and are subject to forfeiture until 90 days after September 23, 2019, to satisfy claims arising as a result of MJF’s breach of any of its representations and warranties or covenants in the Merger Agreement.

(6)      Represents 10,882 shares held by ACS Pedersen LLC (d/b/a The London Fund SPV 10, LLC). Ashesh C. Shah and Palle Pedersen are the managing members of ACS Pedersen LLC (d/b/a The London Fund SPV 10, LLC) and as such, Messrs. Shah and Pedersen have sole and dispositive power over the shares held by CS Pedersen LLC (d/b/a The London Fund SPV 10, LLC).

(7)      Of the 26,716 shares issued to Ms. Kraemer in the Business Combination: (i) all are subject to the terms of a restricted stock agreement and vest as follows: 6,679 shares shall vest on October 1, 2019, 6,679 shares shall vest on October 1, 2020, 6,679 shares shall vest on October 1, 2021 and 6,679 shares shall vest on October 1, 2022; (ii) half of them subject to the terms of a lock-up agreement; and (iii) 2,672 are being held in escrow and are subject to forfeiture until September 23, 2019, to satisfy claims arising as a result of MJF’s breach of any of its representations and warranties or covenants in the Merger Agreement.

(8)      Of the 26,716 shares issued to Mr. Thompson in the Business Combination: (i) all are subject to the terms of a restricted stock agreement and vest as follows: 6,679 shall vest on January 1, 2020, 6,679 shares shall vest on January 1, 2021, 6,679 shares shall vest on January 1, 2022 and 6,679 shares shall vest on January 1, 2023; (ii) half of them subject to the terms of a lock-up agreement, and (iii) 2,676 are being held in escrow and are subject to forfeiture until 90 days after September 23, 2019, to satisfy claims arising as a result of MJF’s breach of any of its representations and warranties or covenants in the Merger Agreement.

(9)      Does not reflect approximately $1,000,000 of restricted stock units issued pursuant to the Company’s Incentive Plan, which vest as follows; 25% on the first anniversary of the grant date, as to the next 25% on the second anniversary of the grant date, as to the next 25% on the third anniversary of the grant date and as to the remaining 25% on the fourth anniversary of the grant date; however, there is immediate vesting in the event of a Change in Control (as defined in the award) and there is immediate vesting of 33% of the restricted stock units that are unvested on the date that she is terminated without cause or by her with good reason.

(10)    Based solely on the Schedule 13G filed jointly by Amy A. Poinsett Revocable Living Trust and Amy Poinsett on July 25, 2019. Amy Poinsett, the trustee of Amy A. Poinsett Revocable Living Trust, has sole and dispositive power over the shares held by the Amy A. Poinsett Revocable Living Trust. Of the 1,335,802 shares issued to Sponsor in the Business Combination, half of them are subject to the terms of a lock-up agreement and 133,580 are being held in escrow and are subject to forfeiture until 90 days after September 23, 2019, to satisfy claims arising as a result of MJF’s breach of any of its representations and warranties or covenants in the Merger Agreement.

(11)    Based solely on the Schedule 13G filed jointly by M&J Special Investments LLC, Nicholas J. Pritzker, and Joseph I. Perkovich on July 3, 2019. Each of Nicholas J. Pritzker and Joseph I. Perkovich, the managers of M&J Special Investments LLC, has sole voting and dispositive power over the shares held by M&J Special Investments LLC. The address of M&J Special Investments LLC is c/o Tao Capital Partners LLC, 1 Letterman Drive, Suite C4-420, San Francisco, CA 94129.

(12)    Based solely on the Schedule 13G filed jointly by SV MJF Partners LP, SV MJF General Partners LLC, and Andrew L. Shapiro on July 10, 2019. Andrew L. Shapiro, the Managing Member of SV MJF General Partner LLC, the general partner of SV MJF Investors LP, has sole voting and dispositive power over the shares held by SV MJF Investors LP. The address of SV MJF Investors LP is 55 East 59th Street, Suite 1700, New York, NY 10022.

(13)    Based solely on the Schedule 13D filed jointly by Batu Capital Investments MJT LCC and Emery Jonathon Huang on June 28, 2019. Represents 380,890 shares held by Khitan LLC and 616,750 shares held by Batu Capital Investments MJT LLC (“Batu Capital”). Mr. Huang is a manager of Khitan LLC and a managing partner of Batu Capital, which is the managing member of Batu Capital Investments MJT LLC, and such, Mr. Huang has sole and dispositive power of the shares held by Khitan LLC and Batu Capital Investments MJT LLC. Of the 616,750 shares issued to Batu Capital in the Business Combination, half of them are subject to the terms of a lock-up agreement and 61,675 are being held in escrow and are subject to forfeiture until September 23, 2019, to satisfy claims arising as a result of MJF’s breach of any of its representations and warranties or covenants in the Merger Agreement.

Certain Relationships and Related Transactions

Employment of Scott Sozio

In July 2019, we hired Mr. Scott Sozio, at will, to serve as our Head of Corporate Development. Mr. Sozio will receive an annual base salary of $150,000, which is to be credited against certain variable bonus compensation to be paid in a combination of cash and equity pursuant to the Incentive Plan once every twelve month period. The terms of such bonus payment are still being negotiated between the Company and Mr. Sozio.

Indemnification

The Company’s amended and restated certificate of incorporation will contain provisions limiting the liability of directors, and its amended and restated bylaws will provide that it will indemnify the directors and executive officers to the fullest extent permitted under Delaware law. The Company’s amended and restated certificate of incorporation and bylaws will also provide the board of directors with discretion to indemnify the other officers, employees, and agents when determined appropriate by the board of directors. In addition, Akerna will enter into an indemnification agreement with each of its directors and executive officers, which requires it to indemnify them.

Related Person Transactions Policy and Procedure

The Company’s Code of Ethics requires it to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) Akerna or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Akerna’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

The Company’s audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent the Company enters into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to the Company than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS

Introduction and Nominees

The Nominating Committee of our Board has nominated each of Tahira Rehmatullah and Matthew R. Kane to serve as Class I directors until the 2022 annual meeting of stockholders (subject to their respective earlier removal, death or resignation) or until their successors are elected and qualified.

We have been advised by each of Ms. Rehmatullah and Mr. Kane that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. Unless you indicate otherwise, shares represented by executed proxies will be voted for the election as directors of each nominee (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Required Vote

The two directors are nominated for election to the Board to serve as Class I Directors until the 2022 annual meeting of stockholders or until their respective successors are elected and qualified. The two persons receiving the highest number of affirmative votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting will be elected to the Board. The election of directors is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election.

Recommendation

Our Board recommends a vote “FOR” the election to the Board of each of the above mentioned nominees.

PROPOSAL NUMBER TWO — RATIFICATION OF AUDITORS

Introduction

The Audit Committee of the Board of Directors has appointed Marcum LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2020 and recommends that stockholders vote “FOR” ratification of this appointment. Although stockholder approval of this appointment is not required by law and is not binding on the Company, the Audit Committee will take your vote on this proposal into consideration when appointing the independent registered public accounting firm in the future. Even if you ratify the appointment of Marcum LLP, the Audit Committee may, in its sole discretion, terminate such engagement and direct the appointment of another independent registered public accounting firm at any time during the year, although it has no current intention to do so. Marcum LLP was initially appointed by the Audit Committee on September 26, 2019. Representatives of Marcum LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Registered Public Accounting Firm

On September 26, 2019, the Audit Committee of the Board appointed the firm of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for our fiscal year ending June 30, 2020. The independent registered public accounting firm’s report of Marcum on our consolidated financial statements for the year ended June 30, 2019 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

As discussed in greater detail below, the following table shows the fees paid or accrued by us to Marcum and during the fiscal years ended June 30, 2019 and June 30, 2018:

Type of Service	2019(4)	2018(5)
Audit Fees(1)	$131,800	—
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
Total	$131,800	—

____________

(1)      Comprised of the audit of our annual financial statements.

(2)      Comprised of services rendered in connection with our audit of the Company’s employee benefit plan.

(3)      Comprised of services for tax compliance and tax return preparation.

(4)      This does not include audit fees of $238,392 attributed to MJF and MTech during fiscal year 2019.

(5)      This does not include audit fees of $220,148 attributed to MJF and MTech during fiscal year 2018.

Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. Akerna’s Audit Committee was formed upon consummation of the Business Combination. As a result, the Audit Committee did not pre-approve any of the foregoing services performed by Marcum. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Required Vote

The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2020 requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. Therefore, broker non-votes will have an effect on the outcome of this proposal.

Our Board recommends a vote “FOR” the ratification of Marcum LLP as the Company’s independent registered public accounting firm.

PROPOSAL NUMBER THREE — APPROVAL OF
OUR 2019 EXECUTIVE COMPESNATION (“SAY-ON-PAY”)

Introduction

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers for the fiscal year ended June 30, 2019.

The compensation paid to our named executive officers is described on pages 19 to 21 of this Proxy Statement. Our executive compensation is overseen by the Compensation Committee and reflects our philosophy to pay all of our employees, including our named executive officers, in ways that support our primary business objective, is to align executive pay with Company performance. We believe that this alignment motivates our executives to achieve our key financial and strategic goals, creating long-term shareholder value. To help achieve this objective, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Compensation Committee. Because we value our shareholders’ views, however, the Compensation Committee will consider the results of this advisory vote when formulating future executive compensation policy. Your advisory vote serves as an additional tool to guide the Compensation Committee in continuing to align the Company’s executive compensation program with the interests of the Company and its shareholders and is consistent with our commitment to high standards of corporate governance.

Stockholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the stockholders approve the compensation awarded to Akerna Corp.’s Named Executive Officers, as disclosed under SEC rules, including the compensation tables and related narrative disclosures included in this Proxy Statement.

Required Vote

The approval on an advisory basis of our 2019 compensation to our named executive officers requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. This proposal is a “non-routine” matter on which brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions. Therefore, abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome on executive compensation.

Recommendation

Our Board recommends a vote “For” the approval of the foregoing resolution.

PROPOSAL NUMBER FOUR — NON-BINDING
ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Introduction

In addition to providing you with the opportunity to cast an advisory vote on executive compensation, in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are also offering you the opportunity to cast an advisory vote on the frequency of that Say-on-Pay vote. You are being asked to indicate whether the advisory Say-on-Pay vote should be held every year, every two years, or every three years.

The Board recommends a shareholder advisory vote on executive compensation every three years. We believe that triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting will be deemed the frequency selected by Stockholders. This proposal is a “non-routine” matter on which brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions. Therefore, abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the frequency of future votes on executive compensation.

Recommendation

Our Board recommends a vote to hold future Say-On-Pay votes every “Three Years.”

OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Stockholder Proposals

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its headquarters at 1601 Arapahoe St., Denver, Colorado 80202 no later than March 10, 2020.

In addition, our Amended and Restated Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Corporation made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. Accordingly, for our 2020 annual meeting, notice of a nomination or proposal must be delivered to us no later than March 10, 2020 and no earlier than February 10, 2020. Nominations and proposals also must satisfy other requirements set forth in the Amended and Restated Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chief Executive Officer may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at Akerna Corp., 1601 Arapahoe St., Denver, Colorado 80202, to inform us of their request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Akerna Corp., 1601 Arapahoe St., Denver, Colorado 80202, Attn: Secretary.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AKERNA CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Mountain Time, on November 10, 2019.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY .

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROXY

Please mark your votes like this **X**

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE FOR CLASS I DIRECTOR, "FOR" THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP, "FOR" THE APPROVAL OF OUR 2019 EXECUTIVE COMPENSATION, AND "THREE YEARS" ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR CLASS I DIRECTOR, PROPOSALS 2 AND 3 AND "THREE" YEARS ON PROPOSAL 4.

1. Election of Class I Directors

(1) Tahira Rehmatullah
(2) Matthew R. Kane

FOR all Nominees listed to the left	FOR ALL EXCEPT*	WITHHOLD AUTHORITY
☐	☐	☐

***(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)**

2. Ratification of appointment of Marcum LLP.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Advisory vote on 2019 executive compensation ("Say-on-Pay").

FOR	AGAINST	ABSTAIN
☐	☐	☐

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
☐	☐	☐	☐

CONTROL NUMBER

Signature_______________________________ **Signature, if held jointly**_______________________ **Date**__________, **2019**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The 2019 Proxy Statement and the 2019 Annual Report to Shareholders are available at: http://www.cstproxy.com/akerna/2019

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AKERNA CORP.

The undersigned hereby appoints Jessica Billingsley and Ruth Ann Kraemer, and each of them acting singly, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Akerna Corp. (the "Company") held of record by the undersigned at the close of business on September 20, 2019 at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters at 1601 Arapahoe St., Denver, Colorado 80202 at 9:00 a.m. Mountain Time on November 11, 2019, or at any adjournment(s) of postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE FOR CLASS I DIRECTOR, "FOR" THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP, "FOR" THE APPROVAL OF OUR 2019 EXECUTIVE COMPENSATION, AND "THREE YEARS" ON THE FRE QUENCY OF FUTURE SAY-ON-PAY VOTES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURN MENTS OR POSTPONEMENTS OF THE MEETING.

(Continued and to be marked, dated and signed, on the other side)

AKERNA CORP.
c/o Continental Proxy Services
1 State Street, New York NY 10004

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Akerna Corp.
1601 Arapahoe St.
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on
November 11, 2019

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Proposals to be considered at the Annual Meeting:

(1) To elect two (2) Class I Directors to serve on the Company’s Board of Directors until the 2022 annual meeting of Stockholders or until the successors are elected and qualified;

The Board of Directors recommends a vote “For” the election of each nominee for Class I Director, Proposals 2 and 3 and “Three Years” on Proposal 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:

Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
http://www.cstproxy.com/akerna/2019

Akerna Corp.
1601 Arapahoe St.,
Denver, Colorado 80202

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/akerna/2019

- Annual Report for the year ended June 30, 2019 or Form 10-K;
- 2019 Proxy Statement;
- Proxy Card; and
- Any amendments to the foregoing materials that are required to be furnished to shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before October 28, 2019 to facilitate a timely delivery. You may request that you receive paper copies of all future proxy material from the company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791,
or
By logging on to http://www.cstproxy.com/akerna/2019
or
By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.